EX-99.906CERT

Green Century Funds

Exhibit 10(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Kristina A. Curtis, Chief Executive Officer of the Green Century Funds, certify that:

1.	The Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Kristina A. Curtis
Kristina A. Curtis
Chief Executive Officer
September 29, 2003

I, Kristina A. Curtis, Treasurer and Chief Financial Officer of the Green Century Funds, certify that:

1.	The Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Chief Financial Officer
September 29, 2003